YEAR 2000 ISSUES (UNAUDITED)

  The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund' s other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

THE DREYFUS THIRD CENTURY FUND, INC.
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Investor:

  It is my pleasure to introduce Paul A. Hilton, who recently became co-manager of The Dreyfus Third Century Fund, Inc., sharing management duties with Maceo K. Sloan of NCM Capital Management Group, Inc., who selects securities for the Fund. Paul supervises the areas of social and environmental concern for the portfolio.

  Prior to joining Dreyfus, Paul Hilton was a research analyst in the Social Awareness Investment program at Smith Barney Asset Management, a division of
Travelers Group. He also had similar responsibilities at the Council for Economic Priorities, a not-for-profit organization that is based in New York and is best known for its consumer guide, "Shopping for a Better World."

  Paul holds a BA in public affairs from Syracuse University and an MA in cultural anthropology from New York University. We believe that Paul is eminently qualified to help The Dreyfus Third Century Fund, Inc. live up to its
charter   in   the   areas   of   social   and   environmental  responsibility.

               Sincerely,



               [Stephen E. Canter signature]


               Stephen E. Canter

               Chief Investment Officer

               The Dreyfus Corporation

December 18, 1998

New York, N.Y.


THE DREYFUS THIRD CENTURY FUND, INC.
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to provide you with this semi-annual report for The Dreyfus Third Century Fund, Inc. for the six-month period ended November 30, 1998. Over this period, your Fund produced a total return of 7.22%,* which compares with a total return of 7.48% for the Standard & Poor's 500 Composite Stock Price Index (the "S& P 500 Index" ) and 3.37% for the Dow Jones Industrial Average.** The six-month period was indeed an unsettling one for investors as market sentiment gyrated wildly from extreme bullishness to extreme bearishness.

  The panic in the stock market in August was widespread and no sector escaped unscathed. Small capitalization stocks, however, declined the most. Although the Fund' s performance also suffered in August, our strategy of investing in reasonably priced, large and liquid growth stocks with consistent earnings helped to protect the Fund from a more severe decline during the month. By the end of November, the Fund' s year-to-date performance was back into positive territory following an impressive recovery in the stock market in October and November after the Federal Reserve Board (Fed) cut interest rates.

Economic Review

  During 1998, the main regions of the world had very different economic fundamentals. The U.S. began the period with a strong economy near full employment, with unemployment only slightly above 4%. The tight labor market led the Federal Reserve to contemplate a rise in interest rates early in the year. The U.S. economy cooled enough over the months that the Fed decided to stand pat. Evidence of economic cooling continued to accumulate and worries about the world economy intensified. Financial stresses pushed the Fed to ease beginning in September. After many years of subpar economic growth, continental Europe moved into a sustained economic expansion. The overall European economy benefited as interest rates in peripheral countries such as Spain and Italy fell, approaching the lower levels established by Germany, on the eve of currency unification. Unlike the U.S., Europe has substantial excess capacity of productive plants and labor. In Asia, weak economies were pervasive as a result of the Asian financial crisis. The Latin American economies weakened as the financial stresses spread throughout that region.

  A main influence on the U.S. economy this year was the foreign financial crisis and cooling of the world economy. The positive effects hit first. Actual inflation and expected inflation dropped, causing a decline in long-term Treasury bond yields and mortgage rates. This caused a boom in housing. The drop in inflation helped the consumer sector as more of the growth in consumer income was left over after inflation to buy goods and services. Consumers benefited from a combination of good growth in real income, a strong labor market and past increases in the prices of assets they owned.

  The negative effect of Asian weakness was felt in the industrial sector more than the consumer sector. Corporate profits weakened, especially in sectors affected by the Asian crisis such as world-traded commodities (oil, metals and paper) and exports. One result of the industrial weakness was to cool off a U.S.
economy    that    had    been    growing    rapidly.

  The major change in the economic outlook over recent months has been a downward shift in expectations for world economic growth. A credit crunch developed in emerging countries and former communist countries, sharply reducing the economic outlook for Asia and Latin America as well as for commodity exporting countries throughout the world. The effect on Europe and the U.S. has been to lower expectations of profit growth and drive down bond yields. Monetary policy has begun to ease in both the U.S. and Europe.

  Evidence of a weaker world economy accumulated as the financial stresses continued. A worsened financial crisis occurred between the Russian default in mid-August and the fallout from the Long-Term Capital Management hedge fund crisis through early October. However, proactive steps were taken to stabilize the Japanese banks, design a support package for Brazil and ease monetary policy. There appears to be a shift in the priorities of key policymakers from fighting potential inflation to restimulating future world economic growth.

Market Overview

  The six months ended November 30, 1998 encompassed some very different market phases. There was stock market strength during the early part of the period. Small-cap indices had already started to erode and were joined by large-cap indices by midsummer. A sharp decline until the end of August was followed by a rebound and then a renewed decline amid financial fears until early October. In the last two months there was a strong rally in response to the easing of monetary policy. Returns on mid-cap and small-cap stock indices tended to be weaker than for large caps, with a negative total return on small-cap indices.

  Three key trends influenced stock market behavior during the fiscal period. First, the Federal Reserve continued to keep the Federal Funds rate flat at 5.5% until late September, but then began a succession of easing moves. Second, weakness in emerging country economies contributed to declining commodity prices and a drop in long-term Treasury bond yields to multidecade lows. Third, expectations for corporate profits dropped, first in the sectors sensitive to Asian developments and then for a broader list of stocks.

  The trigger for the sharp decline in stocks in August appeared to be the Russian default in the summer of 1998. This resulted in deepening concerns about weaker economic growth and corporate profits. There was also a global margin call on risky assets held by hedge funds and financial institutions. This raised the cost of debt financing for many corporations and many emerging countries. Expectations for economic activity in emerging countries in Asia and Latin America shifted down sharply while expectations for U.S. corporate profits weakened somewhat. Despite the fall in Treasury bond yields, financial stocks led the summer selloff due to concerns about financial contagion among emerging countries and potential loan losses by financial institutions. However, in the last two months of the fiscal period, these fears began to ebb in response to Federal Reserve easing moves.

  The erosion of expectations about corporate profit growth over the last year contributed to an outperformance by a small group of super-cap growth stocks for much of the fiscal year. Investors had more confidence in the prospect for strong persistent earnings growth for this small group of stocks than for the broad market. Value stocks, which often have greater cyclical sensitivity to earnings fluctuations, lagged behind these super-growth stocks. In addition, many of the financial stocks that fall into the value category dropped sharply following the Russian default and global margin call concerns, before rebounding after the Fed acted.

Portfolio Focus

  Our sector allocation during the volatile six-month reporting period was an important strategy for the Fund. As a result of the global economic problems, we initiated defensive strategies in the third quarter to protect the portfolio.
The most important strategy was reducing our exposure in sectors that we believed exhibited the highest sensitivity to a slowing world economy. Accordingly, the Energy sector allocation was reduced because of weak oil prices due to excess supply and OPEC's inability to enforce production quotas on its members. The Capital Goods sector was underweighted because of our expectation that capital expenditure for industrial goods would slow. A number of the Fund's holdings including Honeywell, EVI Weatherford, Fort James and Schlumberger were either reduced or eliminated from the portfolio to accomplish our goal of reducing exposure to economic and commodity sensitive sectors.

  The sectors that were the biggest contributors to the portfolio's positive performance were Communication Services, Consumer Staples and Health Care. The Technology group also performed well, particularly in the last two months of the reporting period. Some of the best performing stocks were Sun Microsystems up 85%, Cisco Systems up 49%, Eli Lilly & Co. up 47% and Safeway up 44%.

  Our biggest mistake during the six-month period was overweighting the financial sector and poor stock selection in the group. The hardest hit categories were the large money center banks, smaller regional banks and specialty finance companies. Citigroup declined 17% over the six months because of concerns about profits in its global business and uncertainty regarding the success of merging its Travelers and Citibank units into one seamless organization. Conseco, on the other hand, performed poorly because of fears that a flatter yield curve in the U.S. credit market would negatively affect the company's profitability. While the yield curve has steepened recently, the stock has not yet recovered fully from its depressed level. We remain positive on Conseco, for now, given the attractive relative valuation of the stock. In response to the poor performance of the financial stocks in the portfolio, we have added two high quality stocks, Marsh & McLennan and Franklin Resources, to the portfolio. We believe the long-term prospects for these two stocks are very good because of their exposure to the asset management business.

  Our Global Growth strategic theme, which emphasizes large multinational companies in the portfolio, has been a leading driver of good relative performance in the past. However, due to what we believe to be a temporary slowdown in global economies, we have de-emphasized this strategic theme. Many large multinational growth companies including Gillette, Disney and Coca-Cola warned Wall Street in the third quarter that they would not meet consensus estimates due to a deterioration in global demand for their products. While we believe these companies are attractively positioned to participate in the secular growth of worldwide economies, in the short term their profit margins will contract as consumption on a global basis slows.

  In place of the globally oriented companies we have emphasized domestically oriented companies in the portfolio. Some of our recent purchases include CVS and Costco Cos. This tactical move simply represents a weighting shift we believe better responds to current economic conditions. Our long-term strategy with regard to global companies is still in place and will be re-emphasized when the cyclical forces hampering the growth of the global companies in the current environment abate.

Social Investment Review

  The Fund invests in companies that show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. To assess whether a company contributes to the quality of life in America, we employ a rigorous research process to evaluate companies based on their records in the areas of environment, employee safety, product safety and equal employment opportunity. Our analysis includes information provided by the companies themselves, the media, and research from respected social investment research providers such as Kinder, Lydenberg and Domini, the Investor Responsibility Research Center, and Environmental Information Services.

  We are currently upgrading the environmental research we receive, with a special emphasis on intra-industry comparisons of corporate environmental
performance.   This  research  will  allow  us  to  identify  "best  in  class"
environmental records in a particular industry, rather than eliminate historically problematic sectors entirely from the Fund.

We communicate with companies in our portfolio, and encourage them to focus on their performance in our areas of social concern. We recently participated in a dialogue training seminar with CERES, the Coalition for Environmentally Responsible Economies, a leading environmental organization that developed the CERES Principles (formerly the Valdez Principles) for companies. By endorsing the Principles, companies commit to an ongoing process of continuous environmental improvement, dialogue, and comprehensive public reporting. We intend to participate in the next few months as a member of a CERES dialogue
team    with    one    of   the   companies   in   the   Fund'  s   portfolio.

  The Fund also intends to invest in a $100,000 federally insured community investment certificate of deposit through Self-Help, a credit union based in Durham, North Carolina. Through the backing of institutions like the Fund, Self-Help is able to provide small-business and home mortgage loans to North Carolinians who might not otherwise qualify for capital. Through this unique investment vehicle, we can secure a competitive rate of return, while helping the same community in which the Fund's sub-investment adviser, NCM Capital Management Group, Inc., is based.

                                  Sincerely,



            [Paul A. Hilton signature]    [Maceo K. Sloan signature]


            Paul A. Hilton                Maceo K. Sloan

            Co-Portfolio Manager          Co-Portfolio Manager

            The Dreyfus Corporation       NCM Capital Management Group, Inc.

December 18, 1998

New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.

**SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. Both the Standard & Poor' s 500 Composite Stock Price Index and the Dow Jones Industrial Average are widely accepted unmanaged indices of U.S. stock market performance.


THE DREYFUS THIRD CENTURY FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                                                         NOVEMBER 30, 1998 (UNAUDITED)

Common Stocks--98.7%                                                                                Shares          Value
-------------------------------------------------------                                          _____________   _____________
            Consumer Durables--.8%  Newell     . . . . . . . . . . . . . . . . . . . . . .            170,200     $  7,531,350

                                                                                                                 _____________


       Consumer Non-Durables--9.6%  Clorox     . . . . . . . . . . . . . . . . . . . . . .            216,100        24,000,600

                                    Coca-Cola  . . . . . . . . . . . . . . . . . . . . . .            163,900        11,483,244

                                    Hershey Foods  . . . . . . . . . . . . . . . . . . . .            295,600        19,879,100

                                    Jones Apparel Group  . . . . . . . . . . . . . . . (a)            400,000         9,275,000

                                    PepsiCo  . . . . . . . . . . . . . . . . . . . . . . .            265,800        10,283,138

                                    Procter & Gamble . . . . . . . . . . . . . . . . . . .            207,900        18,217,238

                                                                                                                  _____________

                                                                                                                     93,138,320

                                                                                                                  _____________


           Consumer Services--2.0%  Fox Entertainment Group, Cl. A . . . . . . . . . . . .             65,400         1,545,075

                                    Service Corp. International  . . . . . . . . . . . . .            276,000        10,315,500

                                    Tele-Communications,Cl. A, Liberty Media . . . . . (a)            195,000         7,860,938

                                                                                                                  _____________

                                                                                                                     19,721,513

                                                                                                                  _____________


      Electronic Technology--15.0%  Cisco Systems  . . . . . . . . . . . . . . . . . . (a)            308,550        23,256,956

                                    Compaq Computer  . . . . . . . . . . . . . . . . . . .            637,900        20,731,750

                                    Intel  . . . . . . . . . . . . . . . . . . . . . . . .            143,500        15,444,188

                                    Linear Technology  . . . . . . . . . . . . . . . . . .            208,900        14,636,056

                                    Lucent Technologies  . . . . . . . . . . . . . . . . .            213,000        18,331,313

                                    Sun Microsystems . . . . . . . . . . . . . . . . . (a)            386,800        28,647,375

                                    Tellabs    . . . . . . . . . . . . . . . . . . . . (a)            435,900        23,565,844

                                                                                                                  _____________

                                                                                                                    144,613,482

                                                                                                                  _____________


                      Energy--1.0%  British Petroleum, A.D.S.  . . . . . . . . . . . . . .            101,600         9,359,900

                                                                                                                  _____________


                    Finance--14.9%  Allstate . . . . . . . . . . . . . . . . . . . . . . .            523,400        21,328,550

                                    American International Group . . . . . . . . . . . . .            306,450        28,806,300

                                    BankAmerica  . . . . . . . . . . . . . . . . . . . . .            253,817        16,545,696

                                    Citigroup  . . . . . . . . . . . . . . . . . . . . . .            246,300        12,361,181

                                    Conseco  . . . . . . . . . . . . . . . . . . . . . . .            200,000         6,625,000

                                    Federal National Mortgage Association  . . . . . . . .            360,800        26,248,200

                                    Franklin Resources . . . . . . . . . . . . . . . . . .            205,200         8,772,300

                                    Marsh & McLennan . . . . . . . . . . . . . . . . . . .            136,600         7,948,413

                                    Nationwide Financial Services, Cl. A . . . . . . . . .            150,900         7,262,063

                                    Summit Bancorp . . . . . . . . . . . . . . . . . . . .            190,000         7,944,375

                                                                                                                  _____________

                                                                                                                    143,842,078

                                                                                                                  _____________


             Health Services--2.9%  Cardinal Health  . . . . . . . . . . . . . . . . . . .            258,450        17,736,131

                                    HBO & Co.  . . . . . . . . . . . . . . . . . . . . . .            419,400        10,458,788

                                                                                                                  _____________

                                                                                                                     28,194,919

                                                                                                                  _____________


          Health Technology--15.5%  Amgen  . . . . . . . . . . . . . . . . . . . . . . . .            103,600         7,795,900

                                    Bristol-Myers Squibb . . . . . . . . . . . . . . . . .            254,400        31,179,900

                                    Guidant  . . . . . . . . . . . . . . . . . . . . . . .            132,800        11,395,900

                                    Johnson & Johnson  . . . . . . . . . . . . . . . . . .            192,000        15,600,000

                                    Lilly (Eli)  . . . . . . . . . . . . . . . . . . . . .            184,800        16,574,250

                                    Medtronic  . . . . . . . . . . . . . . . . . . . . . .            269,200        18,221,475

                                    Merck & Co.  . . . . . . . . . . . . . . . . . . . . .            227,000        35,156,625

THE DREYFUS THIRD CENTURY FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                                                             NOVEMBER 30, 1998 (UNAUDITED)


Common Stocks (continued)                                                                           Shares          Value
-------------------------------------------------------                                          _____________   _____________

     Health Technology (continued)  Schering-Plough  . . . . . . . . . . . . . . . . . . .            125,400     $  13,339,425

                                                                                                                  _____________

                                                                                                                    149,263,475

                                                                                                                  _____________


          Process Industries--2.0%  Avery Dennison . . . . . . . . . . . . . . . . . . . .            229,900        11,020,831

                                    Bemis  . . . . . . . . . . . . . . . . . . . . . . . .            229,700         8,685,531

                                                                                                                  _____________

                                                                                                                     19,706,362

                                                                                                                  _____________


      Producer Manufacturing--4.0%  Illinois Tool Works  . . . . . . . . . . . . . . . . .            278,100        17,676,731

                                    Pitney Bowes . . . . . . . . . . . . . . . . . . . . .            207,400        11,614,400

                                    Tyco International . . . . . . . . . . . . . . . . . .            139,000         9,147,938

                                                                                                                  _____________

                                                                                                                     38,439,069

                                                                                                                  _____________


               Retail Trade--10.8%  Costco Cos.  . . . . . . . . . . . . . . . . . . . (a)            125,000         7,843,750

                                    CVS  . . . . . . . . . . . . . . . . . . . . . . . . .            162,000         7,998,750

                                    Home Depot . . . . . . . . . . . . . . . . . . . . . .            702,800        34,964,300

                                    Safeway  . . . . . . . . . . . . . . . . . . . . . (a)            510,600        26,966,063

                                    Wal-Mart Stores  . . . . . . . . . . . . . . . . . . .            351,800        26,494,938

                                                                                                                  _____________

                                                                                                                    104,267,801

                                                                                                                  _____________


        Technology Services--10.3%  Automatic Data Processing  . . . . . . . . . . . . . .            163,400        12,581,800

                                    BMC Software . . . . . . . . . . . . . . . . . . . (a)            191,800         9,793,788

                                    Computer Associates International  . . . . . . . . . .            414,150        18,326,138

                                    IMS Health . . . . . . . . . . . . . . . . . . . . . .            240,400        15,956,550

                                    Microsoft  . . . . . . . . . . . . . . . . . . . . (a)            160,300        19,556,600

                                    Oracle     . . . . . . . . . . . . . . . . . . . . (a)            674,400        23,098,200
                                                                                                                  _____________

                                                                                                                     99,313,076
                                                                                                                  _____________

              Transportation--1.3%  Southwest Airlines . . . . . . . . . . . . . . . . . .            585,300        12,583,950
                                                                                                                  _____________


                   Utilities--8.6%  AES  . . . . . . . . . . . . . . . . . . . . . . . . .            420,100        19,219,575

                                    Airtouch Communications  . . . . . . . . . . . . . (a)            203,100        11,614,781

                                    Ameritech  . . . . . . . . . . . . . . . . . . . . . .            191,900        10,386,588

                                    Bell Atlantic  . . . . . . . . . . . . . . . . . . . .            296,600        16,498,375

                                    Enron  . . . . . . . . . . . . . . . . . . . . . . . .            165,800         8,714,863

                                    MCI WorldCom . . . . . . . . . . . . . . . . . . . . .            275,897        16,277,923
                                                                                                                  _____________

                                                                                                                     82,712,105
                                                                                                                  _____________


                      TOTAL COMMON STOCKS

                                        (cost $667,440,856)  . . . . . . . . . . . . . . .                         $952,687,400
                                                                                                                  _____________




THE DREYFUS THIRD CENTURY FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                                                              NOVEMBER 30, 1998 (UNAUDITED)

                                                                                                  Principal
Short-Term Investments--2.1%                                                                       Amount            Value
-------------------------------------------------------                                         _____________     _____________

              U.S. Treasury Bills:  4.30%, 12/24/1998  . . . . . . . . . . . . . . . . . .    $       313,000     $     312,111

                                    4.15%, 12/31/1998  . . . . . . . . . . . . . . . . . .            427,000           425,429

                                    4.46%, 1/21/1999 . . . . . . . . . . . . . . . . . . .          8,690,000         8,635,427

                                    4.17%, 1/28/1999 . . . . . . . . . . . . . . . . . . .          6,692,000         6,645,290

                                    4.32%, 2/4/1999  . . . . . . . . . . . . . . . . . . .          4,306,000         4,271,767
                                                                                                                  _____________


                      TOTAL SHORT-TERM INVESTMENTS

                                        (cost $20,292,250) . . . . . . . . . . . . . . . .                        $  20,290,024
                                                                                                                  _____________

TOTAL INVESTMENTS (cost $687,733,106). . . . . . . . . . . . . . . . . . . . . . . . . . .             100.8%      $972,977,424
                                                                                                      _______     _____________


LIABILITIES, LESS CASH AND RECEIVABLES . . . . . . . . . . . . . . . . . . . . . . . . . .               (.8%)    $  (8,036,281)
                                                                                                      _______     _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%      $964,941,143
                                                                                                      _______     _____________



Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Non-income producing.

                      SEE NOTES TO FINANCIAL STATEMENTS.

THE DREYFUS THIRD CENTURY FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                                                             NOVEMBER 30, 1998 (UNAUDITED)

                                                                                                     Cost             Value
                                                                                                _____________     _____________
ASSETS:                          Investments in securities--See Statement of Investments . .     $687,733,106      $972,977,424

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                               59,294

                                 Receivable for shares of Common Stock subscribed  . . . .                              819,132

                                 Dividends receivable  . . . . . . . . . . . . . . . . . .                              561,581

                                 Prepaid expenses  . . . . . . . . . . . . . . . . . . . .                               22,844
                                                                                                                  _____________

                                                                                                                    974,440,275
                                                                                                                  _____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                              702,309

                                 Payable for shares of Common Stock redeemed . . . . . . .                            8,633,501

                                 Accrued expenses  . . . . . . . . . . . . . . . . . . . .                              163,322
                                                                                                                  _____________

                                                                                                                      9,499,132
                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $964,941,143
                                                                                                                  _____________


REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                         $576,149,836

                                 Accumulated undistributed investment income--net  . . . .                               39,553

                                 Accumulated net realized gain (loss) on investments . . .                          103,507,436

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments--Note 4  . . . . . . . . . . . . . . . .                          285,244,318

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $964,941,143

                                                                                                                  _____________

SHARES OUTSTANDING

(150 MILLION SHARES OF $.331/3 PAR VALUE COMMON STOCK AUTHORIZED). . . . . . . . . . . . .                           76,375,106

NET ASSET VALUE, offering and redemption price per share . . . . . . . . . . . . . . . . .                               $12.63
                                                                                                                        _______

                      SEE NOTES TO FINANCIAL STATEMENTS.

THE DREYFUS THIRD CENTURY FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                                                                     NOVEMBER 30, 1998 (UNAUDITED)

INVESTMENT INCOME
INCOME:                          Cash dividends (net of $11,445 foreign taxes
                                    withheld at source)  . . . . . . . . . . . . .          $ 3,575,103

                                 Interest  . . . . . . . . . . . . . . . . . . . .              817,861

                                                                                           ____________

                                    Total Income . . . . . . . . . . . . . . . . .                                $ 4,392,964

EXPENSES:                        Management fee--Note 3(a) . . . . . . . . . . . .            3,402,579

                                 Shareholder servicing costs--Note 3(b)  . . . . .              877,519

                                 Professional fees . . . . . . . . . . . . . . . .               54,438

                                 Custodian fees--Note 3(b) . . . . . . . . . . . .               35,221

                                 Registration fees . . . . . . . . . . . . . . . .               22,496

                                 Directors' fees and expenses--Note 3(c) . . . . .               17,286

                                 Prospectus and shareholders' reports  . . . . . .               10,218

                                 Loan commitments fees--Note 2 . . . . . . . . . .                2,136

                                 Interest expense--Note 2  . . . . . . . . . . . .                  969

                                 Miscellaneous . . . . . . . . . . . . . . . . . .               15,555

                                                                                           ____________

                                    Total Expenses . . . . . . . . . . . . . . . .                                  4,438,417

                                                                                                                 ____________

INVESTMENT (LOSS). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                    (45,453)

                                                                                                                 ____________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments . . . . .         $  9,709,495

                                 Net unrealized appreciation (depreciation) on
                                    investments  . . . . . . . . . . . . . . . . .           53,774,801

                                                                                           ____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . .                                 63,484,296

                                                                                                                 ____________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . .                                $63,438,843

                                                                                                                 ____________

                      SEE NOTES TO FINANCIAL STATEMENTS.

THE DREYFUS THIRD CENTURY FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS


                                                                                          Six Months Ended
                                                                                         November 30, 1998         Year Ended
                                                                                            (Unaudited)           May 31, 1998
                                                                                         _________________       ______________
OPERATIONS:

   Investment income (loss)--net . . . . . . . . . . . . . . . . . . . . . . . . . .     $         (45,453)   $         527,450

   Net realized gain (loss) on investments . . . . . . . . . . . . . . . . . . . . .             9,709,495          127,135,626

   Net unrealized appreciation (depreciation) on investments . . . . . . . . . . . .            53,774,801           61,034,848

                                                                                             _____________      _______________

       Net Increase (Decrease) in Net Assets Resulting from Operations . . . . . . .            63,438,843          188,697,924

                                                                                             _____________      _______________

DIVIDENDS TO SHAREHOLDERS FROM:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               --                (1,359,845)

   Net realized gain on investments  . . . . . . . . . . . . . . . . . . . . . . . .               --               (61,193,006)
                                                                                             _____________      _______________

       Total Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               --               (62,552,851)
                                                                                             _____________      _______________

CAPITAL STOCK TRANSACTIONS:

   Net proceeds from shares sold . . . . . . . . . . . . . . . . . . . . . . . . . .           330,001,927        1,080,725,202

   Dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               --                60,535,061

   Cost of shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (340,187,337)      (1,032,801,808)
                                                                                             _____________      _______________

       Increase (Decrease) in Net Assets from Capital Stock Transactions . . . . . .           (10,185,410)         108,458,455
                                                                                             _____________      _______________

          Total Increase (Decrease) in Net Assets  . . . . . . . . . . . . . . . . .            53,253,433          234,603,528

NET ASSETS:

   Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           911,687,710          677,084,182

                                                                                             _____________      _______________

   End of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          $964,941,143      $   911,687,710
                                                                                             _____________      _______________

UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . .      $         39,553  $            85,006
                                                                                             _____________      _______________

                                                                                                Shares               Shares
                                                                                             _____________      _______________

CAPITAL SHARE TRANSACTIONS:

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            27,881,756           97,261,223

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . .               --                 5,636,412

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (28,891,875)         (93,123,816)
                                                                                             _____________      _______________

       Net Increase (Decrease) in Shares Outstanding . . . . . . . . . . . . . . . .            (1,010,119)            9,773,819
                                                                                             _____________      _______________

                      SEE NOTES TO FINANCIAL STATEMENTS.

THE DREYFUS THIRD CENTURY FUND, INC.
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                          Six Months Ended
                          November 30, 1998    Year Ended November 30,

____________________________________________________

PER SHARE DATA:                                    (Unaudited)        1998         1997        1996        1995        1994
                                              ____________________   _______      _______     _______      _______     _______
   Net asset value, beginning of period  . . .        $11.78          $10.01       $ 9.25      $ 7.45       $ 7.80      $ 8.48
                                                     _______         _______      _______     _______      _______     _______

   Investment Operations:

   Investment income--net  . . . . . . . . . .           .00(1)          .01          .02         .03          .07         .05

   Net realized and unrealized gain (loss)
       on investments  . . . . . . . . . . . .           .85            2.68         2.16        2.39          .65        (.08)
                                                     _______         _______      _______     _______      _______     _______

   Total from Investment Operations  . . . . .           .85            2.69         2.18        2.42          .72        (.03)
                                                     _______         _______      _______     _______      _______     _______

   Distributions:

   Dividends from investment income--net . . .          --              (.02)        (.02)       (.05)        (.07)       (.04)

   Dividends from net realized gain on
       investments . . . . . . . . . . . . . .          --              (.90)       (1.40)       (.57)       (1.00)       (.61)
                                                     _______         _______      _______     _______      _______     _______

   Total Distributions . . . . . . . . . . . .          --              (.92)       (1.42)       (.62)       (1.07)       (.65)
                                                     _______         _______      _______     _______      _______     _______

   Net asset value, end of period  . . . . . .        $12.63          $11.78       $10.01      $ 9.25       $ 7.45      $ 7.80
                                                     _______         _______      _______     _______      _______     _______

TOTAL INVESTMENT RETURN. . . . . . . . . . . .          7.22%(2)       27.76%       25.70%      33.63%       11.81%       (.63%)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . .           .49%(2)         .97%        1.03%       1.11%        1.12%       1.17%

   Ratio of net investment income (loss)
       to average net assets . . . . . . . . .         (.01%)(2)         .07%         .22%        .36%         .93%        .52%

   Portfolio Turnover Rate . . . . . . . . . .         28.67%(2)       70.41%       66.52%      92.08%      133.54%       71.70%

   Net Assets, end of period (000's Omitted) . .    $964,941        $911,688     $677,084    $473,452     $368,833     $390,340
-----------------------------

(1) Amount represents less than $.01 per share.

(2) Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

THE DREYFUS THIRD CENTURY FUND, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  The Dreyfus Third Century Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act") as a diversified open-end management investment company. The Fund's investment objective is to provide capital growth. The Dreyfus Corporation (" Dreyfus" ) serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ). NCM Capital Management Group, Inc. ("NCM") serves as the Fund's sub-investment adviser. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares which are sold to the public without a sales charge.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (a)  Portfolio  valuation:  Investments  in  securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

  (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility" ) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rate in effect at the time of borrowings.

  The average daily amount of borrowings outstanding during the period ended November 30, 1998, was approximately $15,800, with a related weighted average annualized interest rate of 6.15%.

THE DREYFUS THIRD CENTURY FUND, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

NOTE 3--INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

  (a)  Pursuant  to  the  management  agreement  ("Agreement") with Dreyfus, the management fee is computed at an annual rate of .75 of 1% of the value of the Fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed 11_2% of the value of the Fund's average net assets, the Fund may deduct from the fees paid to Dreyfus, or Dreyfus will bear such excess expense. During the period ended November 30, 1998 there was no expense reimbursement pursuant to the Agreement.

  Pursuant to a Sub-Investment Advisory Agreement with NCM, the sub-investment advisory fees are payable monthly by Dreyfus, and are based upon the value of the Fund's average daily net assets, computed at the following rates:

  Average Net Assets

  __________________

  0 to $400 million. . . . . . . . . . . . . . . . . . . . . . .   .10 of 1%

  $400 million to $500 million . . . . . . . . . . . . . . . . .   .15 of 1%

  $500 million to $750 million . . . . . . . . . . . . . . . . .   .20 of 1%

  In excess of $750 million. . . . . . . . . . . . . . . . . . .   .25 of 1%

  (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 1998, the Fund was charged $574,748 pursuant to the Shareholder Services Plan.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended November 30, 1998, the Fund was charged $147,082 pursuant to the transfer agency agreement.

  The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended November 30, 1998, the Fund was charged $35,221 pursuant to the custody agreement.

  (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $10,000. The Chairman of the Board
receives    an    additional    25%    of    such    compensation.

NOTE 4--SECURITIES TRANSACTIONS:

  The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 1998 amounted to $250,978,531 and $251,822,060, respectively.

  At November 30, 1998, accumulated net unrealized appreciation on investments was $285,244,318, consisting of $289,789,891 gross unrealized appreciation and $4,545,573 gross unrealized depreciation.

  At November 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                                   [reg.tm logo]

                                   (reg.tm)

THE DREYFUS

THIRD CENTURY FUND, INC.

200 Park Avenue

New York, NY 10166

INVESTMENT ADVISER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

SUB-INVESTMENT ADVISER

NCM Captial Management Group, Inc.

103 West Main Street

Durham, North Carolina 27705

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940






Printed in U.S.A.                                             035SA9811

Third Century

Fund, Inc.

Semi-Annual

Report

November 30, 1998

Printed on recycled paper.

50% post-consumer.

Process chlorine free.

Vegetable-based ink.